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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 17, 1999

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as company under a Pooling and Servicing Agreement, dated as of June 1, 1999, providing for, inter alia, the issuance of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Mortgage Asset Backed Certificates, Series 1999-H2)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
   -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                   333-39127            33-3416059
----------------------------        -----------         ----------------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


 250 Vesey Street
 World Financial Center, North Tower
 New York, New York                                           10281
 ------------------                                           ----------
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 449-1000


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





Item 5.  OTHER EVENTS.

         The consolidated balance sheets of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ending December 31, 1998 and December 31, 1997, are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                        Item 601(a) of
                        Regulation S-K
Exhibit No.             Exhibit No.            Description
-----------             -----------            -----------

1                       23                     Consent of
                                               PricewaterhouseCoopers LLP,
                                               independent auditors of MBIA
                                               Insurance Corporation with
                                               respect to the Merrill Lynch
                                               Mortgage Investors, Inc.
                                               Mortgage Loan Mortgage
                                               Asset Backed Certificates,
                                               Series 1999-H2
y

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE
                                    INVESTORS, INC.


                                    By:    /s/ Peter Cerwin
                                        -------------------------------------
                                    Name:      Peter Cerwin
                                    Title:     Authorized Signatory


Dated: June 18, 1999






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                                  EXHIBIT INDEX


               Item 601(a) of                                   Sequentially
Exhibit        Regulation S-K                                   Numbered
Number         Exhibit No.           Description                  Page
------         -----------           -----------                  ----

1              23                    Accountant's Consent

                                    EXHIBIT 1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Prospectus Supplement of Merrill Lynch Mortgage Investors, Inc. relating to the Mortgage Loan Asset Backed Certificates, Series 1999-H2 of our report dated February 2, 1999 on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts".

                                              /s/PricewaterhouseCoopers LLP
                                                 PricewaterhouseCoopers LLP

June 17, 1999